UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2025
Wag! Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40764	88-3590180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2261 Market St., Suite 85056 San Francisco, California	94114
(Address of principal executive offices)	(Zip Code)
(707) 324-4219
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PET	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PETWW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On July 23, 2025, the Company received written notice (the “Delisting Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq determined that the Company’s common stock and warrants will be delisted from the Nasdaq Capital Market. Accordingly, Nasdaq indicated that trading of the Company’s common stock will be suspended from the Nasdaq Capital Market at the opening of business on July 30, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on the Nasdaq Stock Market.
Nasdaq’s determination was based on: (i) the Company’s filing for protection under Chapter 11 of the U.S. Bankruptcy Code on July 21, 2025 (the “Chapter 11 Cases”) and the associated public interest concerns raised by it; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements, including in particular the Company’s noncompliance with: (a) the minimum $1 bid price requirement under Nasdaq Listing Rule 5450(a)(1); (b) the minimum $50 million Market Value of Listed Securities requirement under Listing Rule 5450(b)(2)(A); and (c) the minimum Market Value of Publicly Held Shares of $15,000,000 requirement under Listing Rule 5450(b)(2)(C).
After delisting from the Nasdaq, the Company’s common stock and warrants are expected to commence trading on the Pink Open Market operated by the OTC Markets Group, Inc. (commonly referred to as the “pink sheets”). The Pink Open Market is a significantly more limited market than the Nasdaq Capital Market, and will likely result in a less liquid market for existing and potential holders of the Company’s common stock and warrants to trade the common stock and warrants and could further depress the trading price of the Company’s common stock and warrants. The Company can provide no assurance that the common stock and warrants will continue to trade on this market or whether broker-dealers will continue to provide public quotes of the Company’s common stock and warrants on this market. The Company further cautions investors that recent trading prices for the Company’s securities do not reflect the pending cancellation of these securities pursuant to the Chapter 11 Cases. See the Cautionary Note below regarding the pending cancellation of the Company’s securities pursuant to the bankruptcy proceedings.
Cautionary Note
As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2025, if the bankruptcy court approves the Company’s plan of reorganization, Retriever LLC will be issued 100% of the shares of common stock of the Company and $5.0 million principal amount of term notes, and all other equity interests (including, without limitation, warrants, shares of common stock, restricted stock units and options to purchase common stock) of the Company will be canceled. The reorganization plan contemplates the cancellation of all existing equity interests in the Company, including without limitation, common stock and warrants to purchase common stock of the Company. Recent trading prices for the Company’s securities do not reflect the pending cancellation of these securities pursuant to the Chapter 11 Cases.
Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. These statements include those related to the delisting of the Company’s securities from Nasdaq, trading of the Company’s securities on the Pink Open Market, the Company’s bankruptcy proceedings, and the pending cancellation of the Company’s securities. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: potential risks associated with Chapter 11 proceedings; employee attrition and the Company’s ability to retain senior management and other key personnel due to distractions and uncertainties related to the bankruptcy process; and substantial doubt regarding the Company’s ability to continue as a going concern. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAG! GROUP CO.

By:	/s/ Alec Davidian
Alec Davidian
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: July 28, 2025